                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 13, 1999

                               F.Y.I. INCORPORATED
                               -------------------

             (Exact Name of Registrant as Specified in its Charter)







      Delaware                        027444                  752560895
   ---------------                ----------------         ----------------
   (State or other                (Commission File         (I.R.S. Employer
   jurisdiction of                    Number)               Identification
   incorporation)                                               Number)


         3232 McKinney Avenue
              Suite 900
            Dallas, Texas                                        75204
---------------------------------------                        ----------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (214) 9537555
                                 -------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.


Increase in Amended and Restated Credit Agreement


On August 13, 1999, F.Y.I. Incorporated amended its 1998 Credit Agreement to increase the aggregate outstanding principal limit to $125 million from $100 million and added Wells Fargo Bank (Texas), National Association as an additional agent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

10.51 Third Amendment, dated August 13, 1999, to Amended and Restated Credit Agreement by and among F.Y.I. Incorporated, Banque Paribas, Nations Bank, N.A. d/b/a Bank of America National Association, and Bank One, Texas, N.A. and the Lenders named therein

99       Press release dated August 20, 1999

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                F.Y.I. INCORPORATED



Date: August 20, 1999                           By: /s/ Ed H. Bowman, Jr.
                                                   ----------------------------
                                                Name:  Ed H. Bowman, Jr.
                                                Title: Chief Executive Officer



Date: August 20, 1999                           By: /s/  Timothy J. Barker
                                                   ----------------------------
                                                Name:  Timothy J. Barker
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
  10.51           Third Amendment, dated August 13, 1999, to Amended and
                  Restated Credit Agreement by and among F.Y.I. Incorporated,
                  Banque Paribas, Nations Bank, N.A. d/b/a Bank of America
                  National Association, and Bank One, Texas, N.A. and the
                  Lenders named therein

  99.             Press release dated August 20, 1999